                                                                   EXHIBIT 99.3

                         [HEALTHCARE REALTY TRUST LOGO]


                            Supplemental Data Report

                        Three Months Ended June 30, 2004

    Dollars in thousands, except per share data, unless otherwise disclosed

                          Updated as of July 29, 2004



1)       RECONCILIATION OF FUNDS FROM OPERATIONS (1) - UNAUDITED


                                                                 FOR THE THREE MONTHS               FOR THE SIX MONTHS
                                                                     ENDED JUNE 30,                    ENDED JUNE 30,
                                                             ------------------------------     ------------------------------
                                                                 2004             2003              2004             2003
                                                             -------------    -------------     -------------    -------------

NET INCOME (2)                                               $      15,625    $      17,634     $      33,437    $      36,203

     NET (GAIN)/LOSS ON SALE OF REAL ESTATE PROPERTIES                 567              208               567              208

     REAL ESTATE DEPRECIATION AND AMORTIZATION                      12,900           10,341            24,182           20,319
                                                             -------------    -------------     -------------    -------------
     TOTAL ADJUSTMENTS                                              13,467           10,549            24,749           20,527
                                                             -------------    -------------     -------------    -------------

FUNDS FROM OPERATIONS - BASIC AND DILUTED                    $      29,092    $      28,183     $      58,186    $      56,730
                                                             =============    =============     =============    =============

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC               $        0.70    $        0.69     $        1.39    $        1.39
                                                             =============    =============     =============    =============

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED             $        0.69    $        0.68     $        1.37    $        1.36
                                                             =============    =============     =============    =============

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                   41,741,375       40,905,717        41,723,754       40,864,745
                                                             =============    =============     =============    =============

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                 42,414,150       41,635,351        42,434,219       41,610,718
                                                             =============    =============     =============    =============

(1) Funds From Operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as "the most commonly accepted and reported measure of REIT operating performance equal to a REIT's net income, excluding gains or losses from sales of property and adding back real estate depreciation."

         The Company considers FFO to be an informative measure of REIT performance commonly used in the REIT industry. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) Net income includes non-cash deferred compensation of $849 thousand and $686 thousand, respectively, for the three months ended June 30, 2004 and 2003, and $1.7 million and $1.4 million, respectively, for the six months ended June 30, 2004 and 2003.




-------------------------------------------------------------------------------
     Quarterly Supplemental Data Report is also available on the Company's website-- www.healthcarerealty.com
                       Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
-------------------------------------------------------------------------------

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                   PAGE 1 OF 12

2)    CONSOLIDATED BALANCE SHEETS




ASSETS                                                                                        (Unaudited)                (1)
                                                                                             JUNE 30, 2004           DEC. 31, 2003
                                                                                            ---------------         ---------------
 Real estate properties (2):
      Land                                                                                  $       141,166         $       139,732
      Buildings, improvements and lease intangibles                                               1,582,644               1,405,426
      Personal property                                                                              14,755                  14,416
      Construction in progress                                                                       28,221                  13,198
                                                                                            ---------------         ---------------
                                                                                                  1,766,786               1,572,772
      Less accumulated depreciation                                                                (255,787)               (232,763)
                                                                                            ---------------         ---------------
            Total real estate properties, net                                                     1,510,999               1,340,009

Cash and cash equivalents                                                                             3,126                   3,840

Mortgage notes receivable                                                                            81,911                  91,835

Other assets, net                                                                                    95,661                  90,026
                                                                                            ---------------         ---------------

Total assets                                                                                $     1,691,697         $     1,525,710
                                                                                            ===============         ===============


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
      Notes and bonds payable                                                               $       764,198         $       590,281

      Accounts payable and accrued liabilities                                                       20,231                  15,649

      Other liabilities                                                                              22,791                  17,502
                                                                                            ---------------         ---------------

Total liabilities                                                                                   807,220                 623,432
                                                                                            ---------------         ---------------

Commitments and contingencies                                                                             0                       0

Stockholders' equity:
      Preferred stock, $.01 par value; 50,000,000 shares authorized;
            issued and outstanding, none                                                                  0                       0
      Common stock, $.01 par value; 150,000,000 shares authorized;
            issued and outstanding, 2004 -- 43,065,185;  2003 -- 42,823,916                             431                     428

      Additional paid-in capital                                                                  1,063,423               1,054,465

      Deferred compensation                                                                         (24,162)                (18,396)

      Cumulative net income                                                                         549,096                 515,659

      Cumulative dividends                                                                         (704,311)               (649,878)
                                                                                            ---------------         ---------------

Total stockholders' equity                                                                          884,477                 902,278
                                                                                            ---------------         ---------------

Total liabilities and stockholders' equity                                                  $     1,691,697         $     1,525,710
                                                                                            ===============         ===============


(1) The balance sheet at December 31, 2003 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2) Total weighted average depreciable life is 34.2 years. (see schedule 5)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                   PAGE 2 OF 12

3)   CONSOLIDATED STATEMENTS OF INCOME


                                                                FOR THE THREE MONTHS                FOR THE SIX MONTHS
                                                                   ENDED JUNE 30,                     ENDED JUNE 30,
                                                            -----------------------------    ------------------------------
                                                                2004             2003            2004               2003
                                                            ------------     ------------    ------------      ------------
                                                             (Unaudited)      (Unaudited)     (Unaudited)       (Unaudited)

REVENUES
     Master lease rental income                             $     22,710     $     21,970    $     45,720      $     44,310
     Property operating income                                    28,392           21,385          53,157            41,186
     Straight line rent                                              308              572             490             1,191
     Mortgage interest income                                      2,819            2,286           5,632             4,967
     Interest and other income                                     1,054              762           1,948             2,342
                                                            -----------------------------    ------------------------------
                                                                  55,283           46,975         106,947            93,996

EXPENSES
     General and administrative                                    2,823            2,865           6,240             5,534
     Property operating expenses                                  13,061            8,637          23,424            16,298
     Interest                                                     11,783            8,565          20,755            17,010
     Depreciation                                                 11,978           10,492          23,065            20,619
     Amortization                                                     13               13              26                27
                                                            -----------------------------    ------------------------------
                                                                  39,658           30,572          73,510            59,488
                                                            -----------------------------    ------------------------------

INCOME FROM CONTINUING OPERATIONS                                 15,625           16,403          33,437            34,508

DISCONTINUED OPERATIONS
     Operating income from Discontinued Operations                     0            1,439               0             1,903
     Gain/(loss) on sale of real estate properties                     0             (208)              0              (208)
                                                            -----------------------------    ------------------------------
                                                                       0            1,231               0             1,695

NET INCOME                                                  $     15,625     $     17,634    $     33,437      $     36,203
                                                            =============================    ==============================

BASIC EARNINGS PER COMMON SHARE:

     INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE     $       0.37     $       0.40    $       0.80      $       0.84
                                                            =============================    ==============================

     DISCONTINUED OPERATIONS PER COMMON SHARE               $         --     $       0.03    $         --      $       0.05
                                                            =============================    ==============================

     NET INCOME PER COMMON SHARE                            $       0.37     $       0.43    $       0.80      $       0.89
                                                            =============================    ==============================

DILUTED EARNINGS PER COMMON SHARE:

     INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE     $       0.37     $       0.39    $       0.79      $       0.83
                                                            =============================    ==============================

     DISCONTINUED OPERATIONS PER COMMON SHARE               $         --     $       0.03    $         --      $       0.04
                                                            =============================    ==============================

     NET INCOME PER COMMON SHARE                            $       0.37     $       0.42    $       0.79      $       0.87
                                                            =============================    ==============================

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                 41,741,375       40,905,717      41,723,754        40,864,745
                                                            =============================    ==============================

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED               42,414,150       41,635,351      42,434,219        41,610,718
                                                            =============================    ==============================


         NOTE: The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

         RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)



                                                              FOR THE THREE MONTHS                   FOR THE SIX MONTHS
                                                                  ENDED JUNE 30,                       ENDED JUNE 30,
                                                           -----------------------------       -------------------------------
                                                               2004             2003               2004               2003
                                                           ------------     ------------       ------------       ------------


NET INCOME                                                 $     15,625     $     17,634       $     33,437       $     36,203

DEPRECIATION AND AMORTIZATION (1)                                11,591           10,648             23,092             20,941
DEPRECIATION AND AMORTIZATION (2)                               (10,372)          (8,949)           (20,185)           (17,546)
GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS                     8               29               (515)                31
STRAIGHT LINE RENT                                                 (308)            (606)              (490)            (1,271)
OTHER                                                             1,383           (2,841)             4,401             (1,867)
                                                           -----------------------------       -------------------------------
                                                                  2,302           (1,719)             6,303                288
                                                           -----------------------------       -------------------------------

TAXABLE INCOME (3)                                         $     17,927     $     15,915       $     39,740       $     36,491
                                                           =============================       ===============================

         (1)   Per books

         (2)   Tax basis

         (3)   Before REIT dividend paid deduction

         NOTE: The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.




HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                   PAGE 3 OF 12

4)   INVESTMENT PROGRESSION

     A)     CONSTRUCTION IN PROGRESS


                                                                         FOR THE THREE                           FOR THE SIX
                                                         NUMBER OF        MONTHS ENDED         NUMBER OF        MONTHS ENDED
                                                        PROPERTIES         06/30/04           PROPERTIES         06/30/04
                                                        ------------------------------        ------------------------------

     Balance at beginning of period                              2            $ 15,220                  2           $ 13,198

     Fundings on projects in existence at
       the beginning of the period                               0               7,109                  0             13,223

     New Projects started during the period (1)                  1               5,892                  2              9,057

     Completions                                                                                       (1)            (7,257)
                                                        ------------------------------        ------------------------------
     Balance at end of period                                    3            $ 28,221                  3           $ 28,221
                                                        ==============================        ==============================


     B)     REAL ESTATE PROPERTIES


                                                                         FOR THE THREE                           FOR THE SIX
                                                         NUMBER OF        MONTHS ENDED          NUMBER OF       MONTHS ENDED
                                                        PROPERTIES          06/30/04           PROPERTIES         06/30/04
                                                        ------------------------------         -----------------------------
     Balance at beginning of period                          211           $ 1,615,113                202        $ 1,559,574

     Acquisitions (2)                                         12               124,395                 20            172,393

     Additions/Improvements                                    0                 3,111                  0              6,024

     Completions (CIP)                                         0                     0                  1              7,257

     Sales (2)                                                (1)               (4,054)                (1)            (6,683)
                                                        ------------------------------         -----------------------------
     Balance at end of period                                222           $ 1,738,565                222        $ 1,738,565
                                                        ==============================         =============================


     C)     MORTGAGE NOTES RECEIVABLE

                                                                         FOR THE THREE                           FOR THE SIX
                                                         NUMBER OF        MONTHS ENDED          NUMBER OF       MONTHS ENDED
                                                        PROPERTIES         06/30/04            PROPERTIES         06/30/04
                                                        ------------------------------         -----------------------------
     Balance at beginning of period                           15              $ 93,057                 14           $ 91,835

     Funding of Mortgages                                      0                     0                  1              1,260

     Repayments (2)                                           (3)              (11,124)                (3)           (11,124)

     Amortization                                              0                   150                  0                289

     Scheduled Principal Payments                              0                  (172)                 0               (349)
                                                        ------------------------------         -----------------------------
     Balance at end of period                                 12              $ 81,911                 12           $ 81,911
                                                        ==============================         =============================


(1) During May 2004, land was purchased for the construction of a medical office building in Honolulu, Hawaii.

(2) On April 1, 2004, the Company acquired an assisted living facility in Florida for $4.8 million; on April 21, 2004, the Company acquired four ancillary hospital facilities in Maryland and Washington D.C. for $42.4 million; and on April 23, 2004, the Company acquired six ancillary hospital facilities in Tennessee for $71.0 million. Also during the second quarter of 2004, the Company sold one assisted living facility in Georgia for $4.1 million. Additionally, a $1.1 million mortgage note receivable on an assisted living facility in Georgia was repaid in full; a $5.3 million mortgage note receivable on an independent living facility in Florida was repaid in full; and a $4.7 million mortgage on a skilled nursing facility in Tennessee was converted to an owned and managed facility.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                   PAGE 4 OF 12

5)   INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION



                                                             INPATIENT FACILITIES
                                          --------------------------------------------------------------------
                          MEDICAL OFFICE/  ASSISTED     SKILLED      INPATIENT    INDEPENDENT     OTHER
                           OUTPATIENT       LIVING      NURSING        REHAB        LIVING       INPATIENT                    % OF
                           FACILITIES     FACILITIES   FACILITIES    FACILITIES   FACILITIES    FACILITIES (1)    TOTAL      TOTAL
                          --------------  ----------   ----------    ----------   ----------    --------------  ---------   -------

MASTER LEASES

   1 Alabama             $  55,405       $   4,395                     $17,722                                   $77,522     4.19%
   2 Arizona                 5,274                     $  2,874                                                    8,148     0.44%
   3 Arkansas                3,055                                                                                 3,055     0.17%
   4 California             25,834                                                               $12,688          38,522     2.08%
   5 Colorado                                4,967       21,441                                                   26,408     1.43%
   6 Connecticut                            12,189                                                                12,189     0.66%
   7 Florida               100,030          26,716       10,206         11,703                                   148,655     8.04%
   8 Georgia                 7,022           6,025                                                                13,047     0.71%
   9 Illinois               13,425                                                                                13,425     0.73%
  10 Indiana                                              3,640                                                    3,640     0.20%
  11 Kansas                                               7,593                                                    7,593     0.41%
  12 Massachusetts          12,034                                                                                12,034     0.65%
  13 Michigan                                            21,913                                   13,859          35,772     1.93%
  14 Mississippi             4,498           3,498                                                                 7,996     0.43%
  15 Missouri               20,939           6,250       11,139                                                   38,328     2.07%
  16 Nevada                 10,835                                                                                10,835     0.59%
  17 New Jersey                             19,047                                                                19,047     1.03%
  18 North Carolina                          3,982                                                                 3,982     0.22%
  19 Ohio                                    4,612                                                                 4,612     0.25%
  20 Oklahoma                                            13,341                                                   13,341     0.72%
  21 Pennsylvania                           32,179       21,765        113,867                                   167,811     9.08%
  22 Tennessee               5,750           3,899       14,512                                                   24,161     1.31%
  23 Texas                  67,054          28,895       19,466         13,203      $43,680        6,023         178,321     9.65%
  24 Virginia               27,102          17,675       37,234                                                   82,011     4.44%
                        ----------------------------------------------------------------------------------------------------------
      TOTAL MASTER
      LEASES               358,257         174,329      185,124        156,495       43,680       32,570         950,455    51.41%
                        ----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                     SAME FACILITY NOI GROWTH FOR MASTER LEASES:                     2.1%
----------------------------------------------------------------------------------------------------------------------------------

OPERATING PROPERTIES
   1 Arizona            $   26,222                                                                               $26,222     1.42%
   2 California             94,966                                                                                94,966     5.14%
   3 District of Columbia   28,455                                                                                28,455     1.54%
   4 Florida               112,199                                                                               112,199     6.07%
   5 Georgia                 7,047                                                                                 7,047     0.38%
   6 Hawaii                 26,602                                                                                26,602     1.44%
   7 Illinois               18,031                                                                                18,031     0.98%
   8 Kansas                 11,204                                                                                11,204     0.61%
   9 Louisiana              11,126                                                                                11,126     0.60%
  10 Maryland               13,952                                                                                13,952     0.75%
  11 Michigan               21,086                                                                                21,086     1.14%
  12 Mississippi             9,177                                                                                 9,177     0.50%
  13 Missouri               18,149                                                                                18,149     0.98%
  14 Nevada                 45,346                                                                                45,346     2.45%
  15 Pennsylvania           23,509                                                                                23,509     1.27%
  16 Tennessee             157,100                                                                               157,100     8.50%
  17 Texas                 117,571                                                                               117,571     6.36%
  18 Virginia               46,133                                                                                46,133     2.50%
  19 Wyoming                19,172                                                                                19,172     1.04%
                        ----------------------------------------------------------------------------------------------------------
      TOTAL OPER.
      PROPERTIES           807,047               -            -              -            -            -         807,047    43.65%
                        ----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                     SAME FACILITY NOI GROWTH FOR OPERATING PROPERTIES:              1.8%
----------------------------------------------------------------------------------------------------------------------------------
      Corporate
      Property                                                                                                     9,284     0.50%
                        ----------------------------------------------------------------------------------------------------------
      TOTAL EQUITY
      INVESTMENTS       $1,165,304       $ 174,329    $ 185,124      $ 156,495     $ 43,680     $ 32,570     $ 1,766,786    95.57%
                        ==========================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
Wtd Avg
Depreciable
Life (yrs):                   33.8            32.4         34.5           34.8         31.6         34.6            34.2
Wtd Avg Period
Held (yrs):                    6.1             5.0          6.8            5.7          5.7          6.5             5.9
----------------------------------------------------------------------------------------------------------------------------------

MORTGAGES
   1 Arizona                             $   4,605                                               $16,498     $    21,103     1.14%
   2 California                              4,860                                                                 4,860     0.26%
   3 Florida            $    1,260          11,320                                  $18,317                       30,897     1.67%
   4 Idaho                                   4,700                                                                 4,700     0.25%
   5 Michigan                                            $1,554                                                    1,554     0.08%
   6 Oregon                                  2,721                                                                 2,721     0.15%
   7 South Carolina                          2,873                                                                 2,873     0.16%
   8 Tennessee                                           13,203                                                   13,203     0.71%
                        ----------------------------------------------------------------------------------------------------------
       TOTAL MTG.
       INVESTMENTS      $    1,260       $  31,079    $  14,757      $      --     $ 18,317     $ 16,498     $    81,911     4.43%
                        ----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                     SAME FACILITY NOI GROWTH FOR MORTGAGES:                         0.8%
----------------------------------------------------------------------------------------------------------------------------------
       TOTAL
       INVESTMENTS      $1,166,564       $ 205,408    $ 199,881      $ 156,495     $ 61,997     $ 49,068     $ 1,848,697   100.00%
                        ==========================================================================================================
       PERCENT OF
       $ INVESTED            63.43%          11.17%       10.87%          8.51%        3.37%        2.67%         100.00%
                        ==========================================================================================================
       NUMBER OF
       PROPERTIES              145              37           36              9            5            5             237
                        ==========================================================================================================
       NUMBER OF
       BEDS                                  2,762        3,719            766          909          374           8,530
                                         ========================================================================================


(1)  4 facility types <2% each.





HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                  PAGE 5 OF 12

6)   SQUARE FEET OWNED AND/OR MANAGED

     A)      BY GEOGRAPHIC LOCATION


                           Number Of Properties                     Owned
                       -----------------------------  ------------------------------   Third Party
                               Third   Mort-           Not     Construction             Property
                        Owned  Party   gages  Total   Managed   In Progress   Managed  Management    Mortgages     Total     Percent
                       ----------------------------  --------------------------------  ---------------------------------------------
 1 Texas                 31                    31     845,864     276,705     991,438                            2,114,007   15.45%
 2 Florida               34     6       4      44     799,791                 704,690      60,055      576,425   2,140,961   15.65%
 3 Tennessee             22     5       1      28     166,849               1,277,494     276,909      160,132   1,881,384   13.75%
 4 Virginia              25                    25     577,282                 483,103     111,998                1,172,383    8.57%
 5 Pennsylvania          20                    20     722,053                 117,996                              840,049    6.14%
 6 California            12             1      13     184,913                 458,465                   50,000     693,378    5.07%
 7 Michigan              11             1      12     315,227                 198,293                   49,408     562,928    4.11%
 8 Connecticut            1    35              36      59,387                             469,534                  528,921    3.87%
 9 Alabama               10                    10     507,530                                                      507,530    3.71%
10 Missouri              10                    10     201,167                 106,146                              307,313    2.25%
11 Arizona                8             2      10      74,507                 160,780                   60,078     295,365    2.16%
12 Hawaii                 3                     3                 144,000     138,450                              282,450    2.06%
13 Colorado               3                     3     277,083                                                      277,083    2.02%
14 Illinois               3                     3     256,865                                                      256,865    1.88%
15 Nevada                 3                     3      16,878                 224,765                              241,643    1.77%
16 Mississippi            3     3               6      25,000                  94,987      75,336                  195,323    1.43%
17 District of Columbia   2                     2                             182,836                              182,836    1.34%
18 Wyoming                1     1               2                             139,647                              139,647    1.02%
19 Oklahoma               5                     5     139,216                                                      139,216    1.02%
20 Georgia                4                     4      56,992                  73,504                              130,496    0.95%
21 Louisiana              2                     2                             129,770                              129,770    0.95%
22 Kansas                 2                     2      57,035                  70,908                              127,943    0.93%
23 New Jersey             2                     2     110,844                                                      110,844    0.81%
24 Massachusetts          2                     2      92,742                                                       92,742    0.68%
25 Maryland               2                     2                              90,893                               90,893    0.66%
26 Oregon                 0             1       1                                                       80,429      80,429    0.59%
27 North Carolina         1                     1      33,181                                                       33,181    0.24%
28 Ohio                   1                     1      33,181                                                       33,181    0.24%
29 Indiana                1                     1      29,500                                                       29,500    0.22%
30 Idaho                  0             1       1                                                       29,118      29,118    0.21%
31 South Carolina         0             1       1                                                       23,000      23,000    0.17%
32 Arkansas               1                     1      11,963                                                       11,963    0.09%
33 New York               0     1               1                                           1,926                    1,926    0.01%
                       ----------------------------  ------------------------------------------------------------------------------
   TOTAL SQUARE FEET                                5,595,050     420,705   5,644,165     995,758    1,028,590  13,684,268  100.00%
                                                    =========  ====================================================================
   TOTAL PROPERTIES      225    51     12     288
                       ===========================




     B)      BY FACILITY TYPE



                                                          Owned
                                    -------------------------------------------------  Third Party
                                        Not       Construction                Total    Property
                                      Managed     In Progress    Managed      Owned    Management   Mortgages    Total    Percent
                                    -------------------------------------------------  -------------------------------------------

Medical Office/Outpatient Facilities  2,020,519     420,705    5,644,165    8,085,389    961,803      22,500   9,069,692    66.28%
Skilled Nursing Facilities            1,351,448                             1,351,448                209,540   1,560,988    11.41%
Assisted Living Facilities            1,054,617                             1,054,617                340,707   1,395,324    10.20%
Independent Living Facilities           308,742                               308,742                446,265     755,007     5.52%
Inpatient Rehab Hospitals               643,383                               643,383                            643,383     4.70%
Other Inpatient Facilities              216,341                               216,341     33,955       9,578     259,874     1.90%

                                    -------------------------------------------------  -------------------------------------------
TOTAL SQUARE FEET                     5,595,050     420,705    5,644,165   11,659,920    995,758   1,028,590  13,684,268   100.00%
                                    =================================================  ===========================================
PERCENT OF TOTAL SQUARE FOOTAGE          40.89%       3.07%       41.25%       85.21%      7.28%       7.52%     100.00%
                                    =================================================  ===========================================
TOTAL NUMBER OF PROPERTIES                  135           3           87          225         51          12         288
                                    =================================================  ===========================================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                   PAGE 6 OF 12

7)   SQUARE FOOTAGE BY OWNERSHIP TYPE

        A)    OCCUPANTS GREATER THAN 1% (1)


                                                                        INPATIENT FACILITIES
                                                     -----------------------------------------------------------------------
                                          MEDICAL                                                                            % OF
                                          OFFICE/     ASSISTED   SKILLED    INPATIENT    INDEPENDENT     OTHER              TOTAL(2)
                                         OUTPATIENT    LIVING    NURSING      REHAB        LIVING       INPATIENT            SQUARE
                                         FACILITIES  FACILITIES FACILITIES  FACILITIES   FACILITIES    FACILITIES    TOTAL    FEET
                                         ----------  ------------------------------------------------------------------------------


 1 Healthsouth                            105,176                             643,383                               748,559   5.90%
 2 Life Care Centers of America                         51,319    512,060                                           563,379   4.44%
 3 Emeritus Corporation                                502,119                                                      502,119   3.96%
 4 Senior Lifestyles                                                                       308,742                  308,742   2.43%
 5 Summerville Senior Living                           292,231                                                      292,231   2.30%
 6 Lewis-Gale Clinic LLC                  291,818                                                                   291,818   2.30%
 7 Centennial Healthcare Corporation                              151,172                                           151,172   1.19%
 8 Ascension Nashville                    150,612                                                                   150,612   1.19%
 9 Melbourne Internal Medicine Assocs     140,125                                                                   140,125   1.10%
10 HCA                                    129,464                                                                   129,464   1.02%

   All Other Occupants:                 7,268,194      208,948    688,216          --           --       216,341  8,381,699  66.06%
                                       --------------------------------------------------------------------------------------------
                        TOTAL           8,085,389    1,054,617  1,351,448     643,383      308,742       216,341 11,659,920  91.89%
                                       --------------------------------------------------------------------------------------------

        B)    MORTGAGEES GREATER THAN 1%



                                                                        INPATIENT FACILITIES
                                                     ------------------------------------------------------------
                                          MEDICAL                                                                            % OF
                                          OFFICE/     ASSISTED   SKILLED    INPATIENT    INDEPENDENT     OTHER              TOTAL(2)
                                         OUTPATIENT    LIVING    NURSING      REHAB        LIVING       INPATIENT            SQUARE
                                         FACILITIES  FACILITIES FACILITIES  FACILITIES   FACILITIES    FACILITIES    TOTAL    FEET
                                         ----------  ------------------------------------------------------------------------------
1 Aston Care Systems, Inc.                                                                 446,265               446,265     3.52%
2 Life Care Centers of America                          23,000    108,813                                        131,813     1.04%
3 Prestige Care                                        129,618                                                   129,618     1.02%

  All Other Mortgagees:                      22,500    188,089    100,727          --           --      9,578    320,894     2.53%
                                       --------------------------------------------------------------------------------------------
                       TOTAL                 22,500    340,707    209,540          --      446,265      9,578  1,028,590     8.11%
                                       --------------------------------------------------------------------------------------------

(1) Medical Office/Outpatient Facilities consists of approximately 2,000 occupants with an average square footage of approximately 3,800 feet per each, while Inpatient Facilities consists of 18 occupants with an average square footage of approximately 198,000 feet per each.

(2)      Based on Total Square Footage of Owned Properties and Mortgages.


8)   LEASE/MORTGAGE MATURITY SCHEDULE


     A)   LEASES

                                                                                                                         WEIGHTED
                                                                       NUMBER OF                                          AVERAGE
                                                                       OPERATING      ESTIMATED      PERCENT OF         REMAINING
                                                      NUMBER OF         PROPERTY      ANNUALIZED      ANNUALIZED          LEASE
                                                    MASTER LEASES       LEASES       NET REVENUE    NET REVENUE       TERM (YEARS)
                                                ----------------------------------------------------------------------------------

                                           2004            7              195         $ 15,434          8.73%              0.01
                                           2005            4              169           12,035          6.81%              0.04
                                           2006            3              136           12,158          6.88%              0.09
                                           2007            8              130           14,318          8.10%              0.23
                                           2008           14               73           12,938          7.32%              0.44
                                           2009           26               92           25,769         14.58%              0.82
                                           2010           13               16           11,055          6.25%              0.52
                                           2011            8               15           18,703         10.58%              0.53
                                           2012            8                8            7,245          4.10%              0.39
                                           2013           28               18           26,889         15.21%              1.53
                                           2014            3               13            2,825          1.60%              0.07
                                           2015            8                1            4,837          2.74%              0.38
                                     After 2015            5                3           12,593          7.12%              1.61
                                                      ---------------------------------------------------------------------------
                                          TOTAL          135              869        $ 176,799        100.00%              6.64
                                                      ===========================================================================
                                                      NUMBER OF PROPERTIES REPRESENTED: 225



     B)   MORTGAGES



                                                                                                              WEIGHTED
                                                                                                                AVERAGE
                                                                      ESTIMATED           PERCENT OF           REMAINING
                                                      NUMBER OF      ANNUALIZED          ANNUALIZED            MORTGAGE
                                                      MORTGAGES      NET REVENUE        NET REVENUE          TERM (YEARS)
                                                   ---------------------------------------------------------------------

                                           2004            3           $ 2,456              24.89%                0.07
                                           2005            3               787              7.98%                 0.14
                                           2006            2             3,991              40.45%                0.57
                                           2007            0                --              0.00%                 0.00
                                           2008            2               860              8.72%                 0.35
                                           2009            1               550              5.57%                 0.33
                                           2010            0                --              0.00%                 0.00
                                           2011            0                --              0.00%                 0.00
                                           2012            0                --              0.00%                 0.00
                                           2013            1             1,222              12.39%                1.45
                                           2014            0                --              0.00%                 0.00
                                           2015            0                --              0.00%                 0.00
                                     After 2015            0                --              0.00%                 0.00
                                                   ---------------------------------------------------------------------
                                          TOTAL           12           $ 9,866             100.00%                2.92
                                                   =====================================================================






HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                   PAGE 7 OF 12

9)   CONSTRUCTION IN PROGRESS - AS OF JUNE 30, 2004



                                                          Investment         Remaining           Total
      Operator                         Properties        Balance          Commitment       Real Estate (1)
      ------------------------------   -------------------------------------------------------------------
      Baylor Medical Center at Plano        1           $18,554            $13,781          $ 32,335
      Baylor Medical Center at Irving       1             3,775             18,035            21,810
      Hawaii MOB (2)                        1             5,892             41,108            47,000
                                       -------------------------------------------------------------------
      TOTAL (3)                             3           $28,221            $72,924          $101,145
                                       ===================================================================

        Percentage of construction in progress to total investment portfolio:                          1.53%
                                                                                                   =========


(1)      Projected Timing of Conversion to Revenue Producing Assets:



                                         2004                            2005
                  ------------------------------------------------------------------------------
                        QTR 1     QTR 2   QTR 3   QTR 4      QTR 1    QTR 2    QTR 3    Total
                  ------------------------------------------------------------------------------
                         $0        $0      $0    $32,335    $21,810    $0       $0     $54,145
                  ==============================================================================


(2) During the second quarter of 2004, the Company acquired land in Honolulu. The site is currently under preparation and the building is in the design phase.

(3) During the three and six months ending June 30, 2004, the Company capitalized interest in the amount of $341 and $593 thousand.


10)  DIVIDEND HISTORY  (DOLLARS NOT ROUNDED TO THOUSANDS)

     A)   COMMON STOCK



                                                                                           Increase
                                                                                          From Prior
          Operating Period                         Payment Date           Amount           Quarter        Annualized
          -------------------------------------------------------------------------------------------------------------
          First Quarter 1999                         May 17, 1999           0.535            0.005            2.14
          Second Quarter 1999                       Aug. 16, 1999           0.540            0.005            2.16
          Third Quarter 1999                        Nov. 16, 1999           0.545            0.005            2.18
          Fourth Quarter 1999                       Feb. 16, 2000           0.550            0.005            2.20

          First Quarter 2000                         May 17, 2000           0.555            0.005            2.22
          Second Quarter 2000                       Aug. 16, 2000           0.560            0.005            2.24
          Third Quarter 2000                         Dec. 6, 2000           0.565            0.005            2.26
          Fourth Quarter 2000                        Mar. 7, 2001           0.570            0.005            2.28

          First Quarter 2001                         June 7, 2001           0.575            0.005            2.30
          Second Quarter 2001                       Sept. 6, 2001           0.580            0.005            2.32
          Third Quarter 2001                         Dec. 6, 2001           0.585            0.005            2.34
          Fourth Quarter 2001                        Mar. 6, 2002           0.590            0.005            2.36

          First Quarter 2002                         June 6, 2002           0.595            0.005            2.38
          Second Quarter 2002                       Sept. 5, 2002           0.600            0.005            2.40
          Third Quarter 2002                         Dec. 5, 2002           0.605            0.005            2.42
          Fourth Quarter 2002                        Mar. 6, 2003           0.610            0.005            2.44

          First Quarter 2003                         June 5, 2003           0.615            0.005            2.46
          Second Quarter 2003                       Sept. 4, 2003           0.620            0.005            2.48
          Third Quarter 2003                         Dec. 4, 2003           0.625            0.005            2.50
          Fourth Quarter 2003                        Mar. 4, 2004           0.630            0.005            2.52

          First Quarter 2004                         June 3, 2004           0.635            0.005            2.54
          Second Quarter 2004                       Sept. 3, 2004           0.640            0.005            2.56



     B)   PREFERRED STOCK

          On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Prior to the redemption, the Company made quarterly cash distributions on the Preferred Stock at an annualized rate of $2.22 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.


     C)   INFORMATION REGARDING TAXABLE STATUS OF 2003 CASH DISTRIBUTIONS











                                    Cash            Taxable                           Total
                                 Distribution       Ordinary       Return of         Capital
                                   Per Share        Dividend        Capital           Gain
                               --------------------------------------------------------------
          HR COMMON              $ 2.470000        $1.497420      $0.972580            $ --
          CUSIP # 421946104

          NOTE: On May 28, 2003 the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("JGTRRA") was signed into law which, as part of an effort to correct the effects of double taxation of certain corporate dividends, included a measure to lower the tax rate on dividends paid to shareholders. However, dividends paid by REITs have not historically been subject to this double taxation and therefore, the lower rate applied to dividends in the new law will not apply to the dividends paid by the Company. The dividends paid by the Company will continue to be taxed at the current ordinary income rates of the taxpayer.

          Additionally, the JGTRRA lowered the capital gains rates. These capital gain rate reductions apply to shareholders with any type of capital gain, including those that are created by a REIT. Therefore, these lower rates will apply to capital gains of the Company which any shareholder may have.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                   PAGE 8 OF 12

11)  LONG-TERM DEBT INFORMATION - AS OF JUNE 30, 2004

     A)   BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:


                                                     Balance      Effective Rate
                                                   --------------------------------------
          Fixed Rate Debt:
             Senior Notes due 2006                    49,700             9.49%
             Senior Notes due 2011, net              306,856             7.218%               See Note (C)
             Senior Notes due 2014, net              298,524             5.190%               See Note (F)
             Mortgage Notes Payable                   51,951     Range from 7.22% to 7.76%    See Note (D)
             Other Note Payable                        1,167             7.53%
                                                    --------

                                                     708,198
                                                    --------
          Variable Rate Debt:
             Unsecured Credit Facility due 2006
                                                      56,000         1.10% over LIBOR         See Note (E)
                                                    --------

                                                      56,000
                                                    --------


                                         TOTAL      $764,198
                                                    ========



     B)   FUTURE MATURITIES:


                                                                                                                 2009
                                                     2004        2005       2006        2007         2,008     and After    Total
                                                -----------------------------------------------------------------------------------
          Fixed Rate Debt:
             Senior Notes due 2006                               20,300     29,400                                        $  49,700
             Senior Notes due 2011, net                864        1,822      1,956        2,099       2,254      297,861    306,856
             Senior Notes due 2014, net                (60)        (124)      (131)        (138)       (133)     299,110    298,524
             Mortgage Notes Payable                  2,013        3,747      4,037        4,348       4,681       33,125     51,951
             Other Note Payable                                   1,167                                                       1,167
          Variable Rate Debt:
             Unsecured Credit Facility due 2006                             56,000                                           56,000
                                                -----------------------------------------------------------------------------------
                                                $    2,817    $  26,912  $  91,262    $   6,309    $  6,802    $ 630,096  $ 764,198
                                                ===================================================================================

     C) In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 4.12% over six month LIBOR. The rate is established each May 1 and November 1 for the previous six month period. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

     D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

     E) In October 2003, the Company entered into a new three year $300 million senior unsecured revolving credit facility. The new facility may be increased to $350 million at any time during the first 2 years of the facility term at the Company's request subject to the availability of additional capital commitments and may be extended for one additional year. The facility bears interest at LIBOR rates plus 1.10%, payable quarterly, and matures in October 2006. In addition, the Company pays a facility fee of 0.35% on the commitment, and is subject to other terms and conditions customary for transactions of this nature.

     F) In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%. The proceeds from the offering were used to repay in full the amount outstanding under the Company's Unsecured Credit Facility due 2006, to repay maturing indebtedness on the Company's 9.49% Senior Notes due 2006, and for general corporate purposes.

     G)   CREDIT RATING:

          Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.

          Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.

          Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                   PAGE 9 OF 12

12)  COMMON SHARES INFORMATION

     The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:



                                                                     FOR THE THREE MONTHS                 FOR THE SIX MONTHS
                                                                       ENDED JUNE 30,                        ENDED JUNE 30,
                                                               ------------------------------      -------------------------------
                                                                     2004            2003                2004            2003
                                                               ------------------------------      -------------------------------

    TOTAL COMMON SHARES OUTSTANDING                               43,065,185       42,041,430          43,065,185       42,041,430
                                                               ==============================      ===============================

    WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                    43,048,851       42,024,071          43,005,762       41,983,099
        Weighted Average Actual Restricted Stock Shares           (1,307,476)      (1,118,354)         (1,282,008)      (1,118,354)
                                                               ------------------------------      -------------------------------
    DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO         41,741,375       40,905,717          41,723,754       40,864,745

        Dilutive effect of restricted stock shares                   630,619          696,183             649,342          702,127
        Dilutive effect of employee stock purchase plan               42,156           33,451              61,123           43,846
                                                               ------------------------------      -------------------------------
    DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO       42,414,150       41,635,351          42,434,219       41,610,718
                                                               ==============================      ===============================

Note 1: As of June 30, 2004, HR had approximately 1,909 shareholders of record.

13)  BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF
     JUNE 30, 2004



          Officers                         Owned          Restricted (1)      Reserved        Options       Total
     -------------------------------------------------------------------------------------------------------------

     David R. Emery                        144,800(2)        813,680              0              0        958,480
     Roger O. West                           5,832           420,735              0              0        426,567
     Scott W. Holmes                         2,310             9,654              0              0         11,964
     J.D. Carter Steele                      3,723             9,277              0              0         13,000
     John M. Bryant                            854             4,087              0              0          4,941

     Other Officers as a group              27,692            45,833              0              0         73,525

     Directors as a group                   49,572             3,150              0              0         52,722

                                         ------------------------------------------------------------------------
     TOTAL                                 234,783         1,306,416              0              0      1,541,199
                                         ========================================================================

     (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

     (2) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.



14)  INSTITUTIONAL HOLDINGS AS OF MARCH 31, 2004


     A)      Institutional Shares Held:                    21,874,074           (Source: Form 13F Filings)
                                                          ===========
     B)      Number of Institutions:                              175
                                                          ===========
     C)      Percentage of Common Shares Outstanding:           50.81%
                                                          ===========

15)  BOOK VALUE PER COMMON SHARE



     Total Stockholders' Equity                           $   884,477
                                                          -----------
     Total Common Shares Outstanding                       43,065,185
                                                          -----------
     Book Value Per Common Share                          $     20.54
                                                          ===========



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                  PAGE 10 OF 12

16)  OTHER CORPORATE INFORMATION

     A)   CORPORATE HEADQUARTERS:

              HEALTHCARE REALTY TRUST INCORPORATED
              HEALTHCARE REALTY SERVICES INCORPORATED
              3310 West End Avenue, Suite 700
              Nashville, TN  37203
              Phone:  615-269-8175
              Fax:  615-269-8461
              E-mail:  hrinfo@healthcarerealty.com


          OTHER OFFICES:

              Central Regional Office - Arizona
              Eastern Regional Office - Georgia
              Tennessee Regional Office - Tennessee
              Texas Regional Office - Texas
              Western Regional Office - California


     B)   STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:


          Security Description                        Stock Exchange                   Symbol           CUSIP Number
          -----------------------------------------------------------------------------------------------------------

          Common Stock                                New York Stock Exchange            HR                421946104
          Senior Notes due 2011                       OTC                                HR                421946AE4
          Senior Notes due 2014                       OTC                                HR                421946AF1

     C)   WEB SITE:

          www.healthcarerealty.com

     D)   CORPORATE OFFICERS:

          HEALTHCARE REALTY TRUST INCORPORATED
          David R. Emery,  Chairman of the Board and
              Chief Executive Officer
          John M. Bryant, Jr., Senior Vice President and
              General Counsel
          Scott W. Holmes, Senior Vice President and Chief Financial
              Officer
          J. D. Carter Steele,  Senior Vice President and Chief
             Operating Officer
          Eric W. Fischer,  Senior Vice President / Real Estate
             Investments
          Fredrick M. Langreck, Senior Vice President / Treasurer Donald L. Husi, Vice President / Senior Living Investments Leigh Ann Stach, Vice President / Financial Reporting
          Roger O. West,  Vice President
          B. Douglas Whitman, Vice President / Real Estate Investments Brince R. Wilford, Vice President / Real Estate Investments Stephen E. Cox, Associate Vice President / Operations Counsel William R. Davis, Associate Vice President / Information
             Technology
          Toni L. Ewing, Associate Vice President / Asset Administration Rita H. Todd, Corporate Secretary

          HEALTHCARE REALTY SERVICES INCORPORATED
          B. Bart Starr,  Chairman of the Board
          Anne C. Barbour, Vice President / Project Development Services Thomas M. Carnell, Vice President / Design & Construction Stephen E. Hull, Vice President / Asset Management
          Gilbert T. Irvin, Vice President / Operations

     E)   BOARD OF DIRECTORS:

          David R. Emery, Chairman of the Board and Chief Executive
             Officer, Healthcare Realty Trust Incorporated
          Errol L. Biggs, Ph.D., Director - Center for Health
             Administration, University of Colorado (Healthcare Academician)
          C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
          Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith &
             Partners (Healthcare Architect)
          Marliese E. Mooney (Hospital Operations Consultant)
          Edwin B. Morris III, Managing Director, Morris & Morse (Real
             Estate Finance Executive)
          J. Knox Singleton, Chief Executive Officer, INOVA Health
             Systems (Healthcare Provider Executive)
          Bruce D. Sullivan, retired audit partner, Ernst & Young LLP
             (Accounting & Financial Reporting Executive)
          Dan S. Wilford, retired President and Chief Executive
             Officer, Memorial Hermann Healthcare System (Healthcare Provider Executive)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                  PAGE 11 OF 12

        F)   PROFESSIONAL AFFILIATIONS:


                  INDEPENDENT PUBLIC AUDITORS
                  KPMG LLP
                  1900 Nashville City Center
                  511 Union Street
                  Nashville, TN
                  37219-1735


                  TRANSFER AGENT
                  EquiServe
                  P.O. Box 43010
                  Providence, RI 02940-3010
                  Phone: 781-575-3400


        G)   DIVIDEND REINVESTMENT PLAN:


                  Through the Company's transfer agent, EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

        H)   DIRECT DEPOSIT OF DIVIDENDS:


                  Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.



        I)   ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

                  A.G. Edwards & Sons, Inc.       John Sheehan (314) 955-5834
                  Advest, Inc.                    Robert Mains (518) 587-7250
                  Banc of America Securities      Gary Taylor (212) 847-5174
                  Legg Mason Wood Walker Inc.     Jerry Doctrow  (410) 454-5142
                  Prudential Securities, Inc.     Jim Sullivan (212) 778-2515
                  Wachovia Securities, Inc.       Stephen Swett (212) 909-0954



        J)   PROJECTED DATES FOR 2004 DIVIDEND AND EARNINGS PRESS RELEASES:



                                                        DIVIDEND                             EARNINGS
                                                    --------------------                 ------------------


                  Second Quarter 2004                  July 27, 2004                        July 30, 2004
                  Third Quarter 2004                 October 26, 2004                     October 29, 2004
                  Fourth Quarter 2004                January 25, 2005                     January 28, 2005

                  NOTE: A conference call will be scheduled at 9:00 AM Central time the morning of the earnings press release.

        K)   INVESTOR RELATIONS:

                  Healthcare Realty Trust Incorporated
                  3310 West End Avenue, Suite 700
                  Nashville, TN  37203
                  Attention:  Bethany A. Mancini
                  Phone:  615-269-8175
                  Fax:  615-269-8461
                  E-mail:  BMancini@healthcarerealty.com

              In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 2003. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2004                                   PAGE 12 OF 12